CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the combined Proxy Statement/Prospectus constituting parts of this Registration Statement on Form N-14 of our report dated February 18, 2005, relating to the financial statements and financial highlights which appear in the December 31, 2004 Annual Report to Shareholders of Salomon Brothers New York Municipal Money Market Fund (one of the portfolios constituting Salomon Brothers Series Funds Inc.), which is also incorporated by reference into the Registration Statement.

/S/    PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

New York, New York

September 21, 2006

Consent of Independent Registered Public Accounting Firm

The Boards of Trustees

Legg Mason Partners Municipal Funds

(formerly Smith Barney Muni Funds)

and

Salomon Brothers Funds Trust

We consent to the use of our reports for each of the funds listed below as of each of the fund’s respective fiscal year end dates listed below incorporated herein by reference.

Registrant (and Fund) Name and Fiscal Year End	Report Date

Legg Mason Partners Municipal Funds
(Legg Mason Partners New York Municipals Fund)
March 31, 2006	May 25, 2006

Salomon Brothers Funds Trust
(Salomon Brothers New York Tax Free Bond Fund)
December 31, 2005	February 22, 2006

We also consent to the reference to our firm under the heading “Financial Highlights” in the Proxy Statement/Prospectus on Form N-14.

/s/    KPMG LLP

KPMG LLP

New York, New York

September 22, 2006

Consent of Independent Registered Public Accounting Firm

The Boards of Trustees/Directors

Legg Mason Partners Municipal Funds

(formerly Smith Barney Muni Funds)

and

Salomon Brothers Series Funds Inc

We consent to the use of our reports for each of the funds listed below as of each of the respective fiscal year end dates listed below incorporated herein by reference.

Registrant (and Fund) Name and Fiscal Year End	Report Date

Legg Mason Partners Municipal Funds
(New York Money Market Portfolio)
March 31, 2006	May 24, 2006

Salomon Brothers Series Funds, Inc.
(Salomon Brothers New York Municipal Money Market Fund)
December 31, 2005	February 22, 2006

We also consent to the reference to our firm under the heading “Financial Highlights” in the Proxy Statement/Prospectus on Form N-14.

/s/    KPMG LLP

KPMG LLP

New York, New York

September 22, 2006